www.ironmountain.com Supplemental Financial Information Second Quarter 2017 Unaudited

www.ironmountain.com Selected metric definitions are available in the Appendix Safe Harbor Statement 2 Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes ("REIT"); (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (ix) changes in the amount of our capital expenditures; (x) changes in the cost of our debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) the performance of business partners upon whom we depend for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports, or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO NAREIT”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

www.ironmountain.com Selected metric definitions are available in the Appendix All figures except per share and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding Table of Contents 3 Investor Relations Contacts: Faten Freiha, 617-535-8404 Director, Investor Relations faten.freiha@ironmountain.com Melissa Marsden, 617-535-8595 Senior Vice President, Investor Relations melissa.marsden@ironmountain.com Section I - Company Profile 4 Section II - Financial Highlights and Guidance 5 - 6 Section III - Operating Metrics 7 - 11 Section IV - Balance Sheets, Statements of Operations and Reconciliations 12 - 20 Section V - Storage Net Operating Income and EBITDA, and Service Business EBITDA 21 - 23 Section VI - Real Estate Metrics 24 - 29 Section VII - Debt Schedule and Capitalization 30 - 31 Section VIII - Capital Expenditures and Investments 32 - 33 Section IX - Components of Value 34 Section X - Appendix and Definitions 35 - 45

www.ironmountain.com Selected metric definitions are available in the Appendix Product Company Profile Iron Mountain is a global leader in enterprise storage with a high-return, real estate-based business model, yielding annualized revenue of approximately $3.8 billion. The company provides storage and information management services to a high-quality, diversified customer base across numerous industries and government organizations. As of 6/30/17, Iron Mountain served more than 230,000 customers, including approximately 95% of the Fortune 1000, and no single customer accounted for more than 1% of revenues, or 2% of volume. Iron Mountain provides storage and information management services in 52 countries on six continents, storing approximately 680 million cubic feet of records in a portfolio of more than 1,400 facilities totaling more than 85 million square feet of space. The company employs more than 24,000 people. Iron Mountain is organized as a REIT, and its financial model is based on the recurring nature of its storage rental revenues and resulting storage net operating income (NOI). Supported by consistent storage rental revenues, the company generates predictable, low-volatility growth in key metrics such as storage NOI and AFFO. This fundamental financial characteristic provides stability through economic cycles. Iron Mountain has the opportunity to invest capital at attractive returns both domestically and internationally. The company believes that there remains a large un-vended opportunity that can support sustained storage volumes in developed markets such as North America and high growth opportunities in emerging markets where customers are in early stages of outsourcing their storage of physical documents. Diversification of Total Revenues (As of 6/30/2017) 4 Countries Served (1) Includes South Africa. (2) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services. 67% 7% 8% 18% 10% 10% 14% 66% North America Asia Latin America Europe Other Shredding Data Protection Records Mgmt Strong Track Record of Storage Rental Revenue Growth $2,143 ’13’12’11’10’09’08’07’06’05’04’03’02’01 ’16’15’14’00’99’98’97’96’95’94’93’92’91’90’89 (2) Region (1) 27-year Compound Annual Growth Rate 16.5% 38% 62% Service Storage Mix S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X M

www.ironmountain.com Selected metric definitions are available in the Appendix Financial Highlights 5 (1) Please see slide 22 for Storage Net Operating Income reconciliation. (2) Q2 2016 AFFO has been revised to reflect the new AFFO definition introduced in the Q4 2016 Supplemental Financial Information. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n X S e c t i o n I I S e c t i o n I Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Storage Rental $538,682 $590,239 9.6% $999,893 $1,162,518 16.3% Service 345,066 359,567 4.2% 634,545 726,164 14.4% Total Revenues $883,748 $949,806 7.5% $1,634,438 $1,888,682 15.6% Gross Profit $488,099 $535,522 9.7% $912,684 $1,047,691 14.8% Gross Margin 55.2% 56.4% 120 bps 55.8% 55.5% -30 bps Gross Profit $488,099 $535,522 9.7% $912,684 $1,047,691 14.8% Less: Recall Costs included in Cost of Sales 331 5,073 n/a 331 12,960 n/a Adjusted Gross Profit $488,430 $540,595 10.7% $913,015 $1,060,651 16.2% Adjusted Gross Profit Margin 55.3% 56.9% 160 bps 55.9% 56.2% 30 bps Storage and Service Profit and Margin Storage Gross Profit $401,619 $447,313 11.4% $755,825 $871,719 15.3% Storage Gross Margin 74.6% 75.8% 120 bps 75.6% 75.0% -60 bps Service Gross Profit $86,812 $93,283 7.5% $157,190 $188,932 20.2% Service Gross Margin 25.2% 25.9% 70 bps 24.8% 26.0% 120 bps Storage Net Operating Income (NOI)(1) $440,536 $492,121 11.7% $820,472 $961,268 17.2% SG&A Costs $277,077 $237,445 (14.3%) $484,843 $477,611 (1.5%) Less: Recall Costs Included in SG&A $50,081 $14,904 (70.2%) $68,408 $27,588 (59.7%) Adjusted SG&A Costs $226,996 $222,541 (2.0%) $416,435 $450,023 8.1% Adjusted SG&A Margin 25.7% 23.4% -230 bps 25.5% 23.8% -170 bps Income (Loss) from Continuing Operations ($14,720) $83,148 n/a $48,321 $141,992 n/a Adjusted EBITDA $261,434 $318,054 21.7% $496,580 $610,628 23.0% Adjusted EBITDA Margin 29.6% 33.5% 390 bps 30.4% 32.3% 190 bps Reported EPS - Fully Diluted from Continuing Operations ($0.06) $0.30 n/a $0.21 $0.53 n/a Adjusted EPS $0.24 $0.30 25.0% $0.55 $0.54 (1.8%) Net Income (Loss) ($13,133) $81,122 n/a $49,908 $139,629 n/a AFFO(2) $155,477 $217,082 39.6% $323,045 $388,019 20.1% Ordinary Dividends per Share $0.485 $0.550 13.4% $0.970 $1.100 13.4% Weighted Average Fully-diluted Shares Outstanding 246,387 264,930 7.5% 230,029 264,870 15.1%

www.ironmountain.com Selected metric definitions are available in the Appendix 2017 Guidance Summary(1) 6 (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. (2) The 2017 C$ FX rate was set in January 2017. (3) Assumes internal storage rental revenue growth of 2.5% to 3.0%. (4) Assumes full year weighted average shares outstanding of 266mm. (5) AFFO 2017 Guidance excludes capital expenditures associated with the integration of Recall. Financial Performance Outlook $MM (except per share items) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Note: 2017 Guidance assumes: • Maintenance CapEx and non-real estate investment of $150-$170mm • Business and acquisitions of customer relationships of $160-$180mm • Acquisition of FORTRUST datacenter of $128mm Implied C$ Growth Reflecting January 2017 FX Rates(2) 2017 Guidance 2017 % Change YOY Revenue(3) $3,750 - $3,840 8% - 10% Adjusted EBITDA $1,250 -$1,280 16% - 19% Adjusted EPS(4) $1.15 - $1.25 8% - 18% AFFO(5) $715 - $760 8% - 15%

www.ironmountain.com Selected metric definitions are available in the Appendix Year-over-Year Revenue Growth 7 38.4% 61.6% Service Storage Rental 17.8% 82.2% Service Storage Rental YTD 2017 Revenue YTD 2017 Gross Profit S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n X S e c t i o n I I I S e c t i o n I I S e c t i o n I Revenue Growth Rates Reported 9.6% 4.2% 7.5% 16.3% 14.4% 15.6% Less: Impact of FX Rate Changes and Adjustments (1.0)% (0.9)% (1.0)% (0.7)% (0.6)% (0.6)% Constant Currency 10.6% 5.1% 8.4% 17.0% 15.0% 16.2% Less: Impact of Acquisitions and Dispositions 5.7% 6.3% 5.9% 13.0% 15.4% 13.9% Internal Revenue Growth Rate 4.8% (1.1)% 2.5% 3.9% (0.4)% 2.3% Q2 2017 YTD 2017 Storage Rental Revenue Service Revenue Total Revenue Storage Rental Revenue Service Revenue Total Revenue

www.ironmountain.com Selected metric definitions are available in the Appendix Records Management Volume Growth 8 ‐4.5% ‐4.6% ‐4.8% ‐4.8% ‐4.9% ‐5.0% ‐5.0% ‐4.0% ‐2.1% ‐2.1% ‐2.0% ‐2.1% ‐2.2% ‐2.3% ‐2.4% ‐2.0% 5.7% 5.8% 5.8% 6.0% 6.2% 6.3% 6.4% 5.0% 2.4% 2.5% 2.6% 2.6% 2.7% 2.8% 3.0% 2.3% 1.6% Q2‐17 2.3% 1.0% Q1‐17 25.0% 23.1% Q4‐16 26.3% 24.6% Q3‐16 29.2% 27.4% Q2‐16 27.6% 25.9% Q1‐16 3.2% Q4‐15 2.3% 0.7% Q3‐15 2.7% 1.1% Outperm/TermsDestructionsNew Volume from Existing CustomersNew Sales  Business Acquisitions / Dispositions Total Iron Mountain (676 CuFt MM) North America (418 CuFt MM) (3) (1) Q2-17 cube growth is on a base of Q2-16 total volume adjusted for required regulatory divestments. (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. 24.1% 14.1% 61.8% S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n X (2) S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2‐17 0.3% ‐1.5% ‐4.4% 4.2% 1.6% 0.3% Q1‐17 11.0% ‐1.6% ‐5.0% 5.0% 1.9% 10.7% Q4‐16 10.6% ‐1.5% ‐5.1% 5.0% 1.6% 10.5% Q3‐16 11.8% ‐1.5% ‐5.1% 5.2% 1.9% 11.4% Q2‐16 11.6% ‐1.6% ‐5.1% 5.1% 1.7% 11.5% Q1‐16 0.5% ‐1.7% ‐5.0% 5.0% 1.8% 0.3% Q4‐15 1.2% ‐1.8% ‐4.8% 5.0% 1.8% 1.0% Q3‐15 1.1% ‐1.8% ‐4.7% 4.9% 1.7% 1.0% 24.1% 14.1% 61.8% Other International Western Europe North America Percentage of Total Cubic Volume at 6/30/17 1.6% 1.6% 1.6% 1.7% 1.8% 1.7% 1.9% 1.3% Internal Growth % (1) (1)

www.ironmountain.com Selected metric definitions are available in the Appendix Records Management Volume Growth 9 3.6% Q4‐16 48.4% ‐2.7% ‐5.8% 6.3% 4.9% 45.7% Q3‐16 49.3% ‐2.7% ‐4.3% 5.8% 4.4% 46.1% Q2‐16 37.8% ‐2.6% ‐3.9% 5.5% 4.8% 34.1% Q1‐16 3.0% ‐2.3% ‐4.1% 5.0% 4.4% Q4‐15 3.1% ‐2.1% ‐4.4% 5.1% 4.5% Q3‐15 3.9% ‐2.2% ‐4.6% 5.3% 4.7% 0.7% Q2‐17 11.7% ‐2.1% ‐4.8% 5.1% 4.3% 9.2% Q1‐17 49.2% ‐2.6% ‐6.2% 6.9% 5.7% 45.5% Outperm/TermsDestructionsNew Volume from Existing CustomersNew Sales  Business Acquisitions/ Dispositions Western Europe (95 CuFt MM) Other International (163 CuFt MM) 2.8% ‐3.3% ‐2.6% 6.9% Q2‐17 3.0% ‐1.3% Q1‐17 61.7% ‐5.3% ‐4.2% 11.2% 5.4% 54.6% Q4‐16 75.1% ‐5.3% ‐4.4% 11.4% 5.9% 67.5% Q3‐16 86.9% ‐4.5% ‐4.6% 10.5% 5.2% 80.4% Q2‐16 87.0% ‐3.7% ‐4.3% 9.9% 4.8% 80.2% Q1‐16 14.6% ‐3.3% ‐4.2% 9.5% 4.5% 8.2% Q4‐15 6.0% ‐3.2% ‐4.2% 9.5% 4.0% Q3‐15 8.4% ‐3.3% ‐3.6% 9.6% 4.2% 1.4% (3) (1) Q2-17 cube growth is on a base of Q2-16 total volume adjusted for required regulatory divestments. (2) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (3) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X (2) 24.1% 14.1% 61.8% 24.1% 14.1% 61.8% Percentage of Total Cubic Volume at 6/30/17 (1) (1)

www.ironmountain.com Selected metric definitions are available in the Appendix Quarterly Operating Performance 10 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2 Results % Growth By Reporting Segment Q2 2016 Q2 2017 Reported - Impact of FX Rate Changes and Adjustments = Constant Currency - Impact of Acquisitions and Dispositions = Internal Growth NA Records and Information Management Business Storage Rental $287,911 $305,168 6.0% (0.4)% 6.4% 2.7% 3.7% Service 193,559 204,429 5.6% (0.6)% 6.2% 4.9% 1.3% Total Revenues $481,470 $509,597 5.8% (0.5)% 6.3% 3.6% 2.7% Adjusted EBITDA 189,138 220,768 Adjusted EBITDA Margin 39.3% 43.3% NA Data Management Business Storage Rental $69,642 $73,473 5.5% (0.3)% 5.8% 2.9% 2.9% Service 33,628 32,522 (3.3)% (0.3)% (3.0)% 4.4% (7.4)% Total Revenues $103,270 $105,995 2.6% (0.3)% 2.9% 3.4% (0.5)% Adjusted EBITDA 57,081 56,583 Adjusted EBITDA Margin 55.3% 53.4% Western European Business Storage Rental $71,573 $74,535 4.1% (8.1)% 12.2% 9.7% 2.5% Service 46,625 47,331 1.5% (7.4)% 8.9% 10.6% (1.7)% Total Revenues $118,198 $121,866 3.1% (7.8)% 10.9% 10.1% 0.8% Adjusted EBITDA 33,273 36,528 Adjusted EBITDA Margin 28.2% 30.0% Other International Business Storage Rental $98,610 $121,317 23.0% 1.7% 21.3% 14.2% 7.1% Service 67,059 71,088 6.0% 1.6% 4.4% 9.1% (4.7)% Total Revenues $165,669 $192,405 16.1% 1.6% 14.5% 12.1% 2.4% Adjusted EBITDA 41,931 56,166 Adjusted EBITDA Margin 25.3% 29.2% Corporate and Other Business Storage Rental $10,946 $15,747 43.9% 0.0% 43.9% 2.6% 41.3% Service 4,195 4,196 0.0% 0.0% 0.0% 5.4% (5.4)% Total Revenues $15,141 $19,943 31.7% 0.0% 31.7% 3.2% 28.5% Adjusted EBITDA (59,989) (51,991) Total Storage Rental $538,682 $590,239 9.6% (1.0)% 10.6% 5.8% 4.8% Service 345,066 359,567 4.2% (0.9)% 5.1% 6.2% (1.1)% Total Revenues $883,748 $949,806 7.5% (0.9)% 8.4% 5.9% 2.5% Adjusted EBITDA 261,434 318,054 Adjusted EBITDA Margin 29.6% 33.5%

www.ironmountain.com Selected metric definitions are available in the Appendix Year-to-Date Operating Performance 11 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Year-to-Date Results % Growth By Reporting Segment YTD 2016 YTD 2017 Reported - Impact of FX Rate Changes and Adjustments = Constant Currency - Impact of Acquisitions and Dispositions = Internal Growth NA Records and Information Management Business Storage Rental $555,134 $603,351 8.7% 0.0% 8.7% 5.9% 2.8% Service 371,017 413,843 11.5% (0.1)% 11.6% 10.4% 1.2% Total Revenues $926,151 $1,017,194 9.8% (0.1)% 9.9% 7.7% 2.2% Adjusted EBITDA 365,695 430,298 Adjusted EBITDA Margin 39.5% 42.3% NA Data Management Business Storage Rental $134,990 $146,785 8.7% (0.1)% 8.8% 6.0% 2.8% Service 64,623 66,160 2.4% 0.0% 2.4% 9.5% (7.1)% Total Revenues $199,613 $212,945 6.7% 0.0% 6.7% 7.1% (0.4)% Adjusted EBITDA 110,541 112,495 Adjusted EBITDA Margin 55.4% 52.8% Western European Business Storage Rental $129,392 $146,102 12.9% (10.4)% 23.3% 21.1% 2.2% Service 82,682 95,836 15.9% (10.0)% 25.9% 25.0% 0.9% Total Revenues $212,074 $241,938 14.1% (10.2)% 24.3% 22.6% 1.7% Adjusted EBITDA 65,219 70,670 Adjusted EBITDA Margin 30.8% 29.2% Other International Business Storage Rental $159,026 $238,932 50.2% 3.8% 46.4% 38.9% 7.5% Service 107,984 142,714 32.2% 3.9% 28.3% 30.2% (1.9)% Total Revenues $267,010 $381,646 42.9% 3.8% 39.1% 35.3% 3.8% Adjusted EBITDA 63,507 111,513 Adjusted EBITDA Margin 23.8% 29.2% Corporate and Other Business Storage Rental $21,351 $27,349 28.1% 0.0% 28.1% 2.5% 25.6% Service 8,239 7,610 (7.6)% 0.0% (7.6)% 4.1% (11.7)% Total Revenues $29,590 $34,960 18.1% 0.0% 18.1% 2.8% 15.3% Adjusted EBITDA (108,382) (114,348) Total Storage Rental $999,893 $1,162,518 16.3% (0.7)% 17.0% 13.1% 3.9% Service 634,545 726,164 14.4% (0.6)% 15.0% 15.4% (0.4)% Total Revenues $1,634,438 $1,888,682 15.6% (0.6)% 16.2% 13.9% 2.3% Adjusted EBITDA 496,580 610,628 Adjusted EBITDA Margin 30.4% 32.3%

www.ironmountain.com Selected metric definitions are available in the Appendix Consolidated Balance Sheets 12 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I I I S e c t i o n X S e c t i o n I S e c t i o n I I S e c t i o n I V (1) Includes redeemable noncontrolling interests of $55mm and $68mm as of December 31, 2016 and June 30, 2017, respectively. ASSETS 12/31/2016 6/30/2017 Current Assets: Cash and Cash Equivalents $236,484 $291,019 Accounts Receivable, Net 691,249 730,366 Other Current Assets 184,374 184,491 Total Current Assets 1,112,107 1,205,876 Property, Plant and Equipment: Property, Plant and Equipment 5,535,783 5,826,538 Less: Accumulated Depreciation (2,452,457) (2,651,099) Property, Plant and Equipment, Net 3,083,326 3,175,439 Other Assets, Net: Goodw ill 3,905,021 3,988,762 Other Non-current Assets, Net: 1,386,346 1,444,616 Total Other Assets, Net 5,291,367 5,433,378 Total Assets $9,486,800 $9,814,693 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $172,975 $423,469 Other Current Liabilities 873,582 1,051,137 Total Current Liabilities 1,046,557 1,474,606 Long-term Debt, Net of Current Portion 6,078,206 6,028,985 Other Long-term Liabilities(1) 425,366 453,805 Total Long-term Liabilities 6,503,572 6,482,790 Total Liabilities $7,550,129 $7,957,396 Equity Total Stockholders' Equity $1,936,547 $1,855,788 Noncontrolling Interests 124 1,509 Total Equity 1,936,671 1,857,297 Total Liabilities and Equity $9,486,800 $9,814,693

www.ironmountain.com Selected metric definitions are available in the Appendix Consolidated Statements of Operations 13 (1) Includes $0.3mm and $5.1mm of Recall Costs in Q2 2016 and Q2 2017, respectively. Also, includes $0.3mm and $13.0mm of Recall Costs in YTD 2016 and YTD 2017, respectively. (2) Includes $50.1mm and $14.9mm of Recall Costs in Q2 2016 and Q2 2017, respectively. Also, includes $68.4mm and $27.6mm of Recall Costs in YTD 2016 and YTD 2017, respectively. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Revenues: Storage Rental $538,682 $590,239 9.6% $999,893 $1,162,518 16.3% Service 345,066 359,567 4.2% 634,545 726,164 14.4% Total Revenues $883,748 $949,806 7.5% $1,634,438 $1,888,682 15.6% Operating Expenses: Cost of Sales (excluding Depreciation and Amortization)(1) 395,649 414,284 4.7% 721,754 840,991 16.5% Selling, General and Administrative(2) 277,077 237,445 (14.3)% 484,843 477,611 (1.5)% Depreciation and Amortization 115,022 128,099 11.4% 202,226 252,806 25.0% (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (626) (216) (65.5)% (1,077) (675) (37.3)% Total Operating Expenses 787,122 779,612 (1.0)% 1,407,746 1,570,733 11.6% Operating Income (Loss) 96,626 170,194 76.1% 226,692 317,949 40.3% Interest Expense, Net 74,866 89,966 20.2% 141,928 176,021 24.0% Foreign Currency Transaction (Gain) / Loss 17,193 20,199 17.5% 4,651 16,035 n/a Debt Extinguishment Expense 9,283 - n/a 9,283 - n/a Other Expense (Income), Net (835) (39,565) n/a (230) (41,765) n/a Income (Loss) before Provision (Benefit) for Income Taxes and Gain on Sale of Real Estate (3,881) 99,594 n/a 71,060 167,658 n/a Provision (Benefit) for Income Taxes 10,839 18,009 66.2% 22,739 27,229 19.7% Gain on Sale of Real Estate, Net of Tax - (1,563) n/a - (1,563) n/a Income (Loss) from Continuing Operations (14,720) 83,148 n/a 48,321 141,992 n/a (Loss) Income from Discontinued Operations, Net of Tax 1,587 (2,026) n/a 1,587 (2,363) n/a Net Income (Loss) (13,133) 81,122 n/a 49,908 139,629 n/a Less: Net Income (Loss) Attributable to Noncontrolling Interests 835 2,492 n/a 1,102 2,874 n/a Net Income (Loss) Attributable to Iron Mountain Incorporated ($13,968) $78,630 n/a $48,806 $136,755 n/a Earnings (Losses) per Share - Basic: Income (Loss) from Continuing Operations ($0.06) $0.31 n/a $0.21 $0.53 n/a Total Income (Loss) from Discontinued Operations $0.01 ($0.01) n/a $0.01 ($0.01) n/a Net Income (Loss) Attributable to Iron Mountain Incorporated ($0.06) $0.30 n/a $0.21 $0.52 n/a Earnings (Losses) per Share - Diluted: Income (Loss) from Continuing Operations ($0.06) $0.30 n/a $0.21 $0.53 n/a Total Income (Loss) from Discontinued Operations $0.01 ($0.01) n/a $0.01 ($0.01) n/a Net Income (Loss) Attributable to Iron Mountain Incorporated ($0.06) $0.30 n/a $0.21 $0.52 n/a Weighted Average Common Shares Outstanding - Basic 246,387 264,217 7.2% 228,957 264,036 15.3% Weighted Average Common Shares Outstanding - Diluted 246,387 264,930 7.5% 230,029 264,870 15.1%

www.ironmountain.com Selected metric definitions are available in the Appendix 14 Reconciliation of Income (Loss) from Continuing Operations to Adjusted EBITDA (1) Includes realized and unrealized FX (gains) losses. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Income (Loss) from Continuing Operations ($14,720) $83,148 n/a $48,321 $141,992 n/a Add / (Deduct): Interest Expense, Net 74,866 89,966 20.2% 141,928 176,021 24.0% Provision (Benefit) for Income Taxes 10,839 18,009 66.2% 22,739 27,229 19.7% Gain on Sale of Real Estate, Net of Tax - (1,563) n/a - (1,563) n/a Debt Extinguishment Expense 9,283 - n/a 9,283 - n/a Foreign Currency Transaction Losses (Gains)(1) 17,193 20,199 17.5% 4,651 16,035 n/a Other Expense (Income), Net (835) (39,565) n/a (230) (41,765) n/a Recall Costs 50,412 19,977 (60.4)% 68,739 40,548 (41.0)% Loss (Gain) on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (626) (216) (65.5)% (1,077) (675) (37.3)% Depreciation and Amortization 115,022 128,099 11.4% 202,226 252,806 25.0% Adjusted EBITDA $261,434 $318,054 21.7% $496,580 $610,628 23.0%

www.ironmountain.com Selected metric definitions are available in the Appendix 15 Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share (1) The difference between our effective tax rate and our structural tax rate (or adjusted effective tax rate) for the three and six months ended June 30, 2016 and 2017, respectively, is primarily due to (i) the reconciling items above, which impact our reported income (loss) from continuing operations before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS was 17.2% for the three and six months ended June 30, 2016 and 21.3% for the three and six months ended June 30, 2017. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three months and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the YTD adjustment. S e c t i o n I X S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Reported EPS - Fully Diluted from Continuing Operations (0.06)$ 0.30$ n/a 0.21$ 0.53$ n/a Add (Deduct): Gain on Sale of Real Estate, Net of Tax - (0.01) n/a - (0.01) n/a Income (Loss) Attributable to Noncontrolling Interests - 0.01 n/a - 0.01 n/a Other (Income) Expense, Net 0.10 (0.07) n/a 0.06 (0.10) n/a (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net - - n/a - - n/a Recall Costs 0.20 0.08 (63.1)% 0.30 0.15 (49.0)% Tax Impact of Reconciling Items and Discrete Tax Items(1) (0.01) (0.01) n/a (0.02) (0.04) n/a Adjusted EPS - Fully Diluted from Continuing Operations 0.24$ 0.30$ 25.0% 0.55$ 0.54$ (1.8)%

www.ironmountain.com Selected metric definitions are available in the Appendix 16 Reconciliation of Net Income to FFO & AFFO (1) Includes realized and unrealized FX (gains) losses. (2) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO. (3) Our structural tax rate for purposes of calculation of Adjusted EPS and FFO (Normalized) was 21.3% for the three and six months ended June 20, 2017. For 2016, the structural tax rate was 17.2% for the three and six months ended June 30, 2016. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for both the three months and YTD periods. This may result in the current period adjustment plus prior reported quarterly adjustments to not sum to the YTD adjustment. (4) Non-Real Estate Investment CapEx excludes Recall integration CapEx of $1.6mm and $7.6mm in Q2 2016 and Q2 2017, respectively. Also, excludes Recall integration CapEx of $1.9mm and $11.5mm in YTD 2016 and YTD 2017, respectively (5) Maintenance CapEx excludes Recall integration maintenance expense of $0.1mm and $0.8mm in Q2 2016 and Q2 2017, respectively. Also, excludes Recall integration maintenance expense of $0.1mm and $1.4mm in YTD 2016 and YTD 2017, respectively. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Net Income (Loss) ($13,133) $81,122 n/a $49,908 $139,629 n/a Add / (Deduct): Real Estate Depreciation 58,319 65,913 103,382 128,869 Gain on Sale of Real Estate, Net of Tax - (1,563) - (1,563) FFO (NAREIT) $45,186 $145,472 n/a $153,290 $266,935 74.1% Add / (Deduct): (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (626) (216) (1,077) (675) Foreign Currency Transaction (Gains) Losses(1) 17,193 20,199 4,651 16,035 Debt Extinguishment Expense 9,283 - 9,283 - (Income) Other Expense, Net (835) (39,565) (230) (41,765) Tax Impact of Reconciling Items and Discrete Tax Items(2) (1,467) (3,288) (3,478) (11,494) (Income) Loss from Discontinued Operations, Net of Tax (1,587) 2,026 (1,587) 2,363 Recall Costs 50,412 19,977 68,739 40,548 FFO (Normalized) $117,559 $144,605 23.0% $229,591 $271,947 18.4% Add / (Deduct): Non-Real Estate Depreciation 35,211 36,402 65,538 73,038 Amortization of Customer Relationship Intangible Assets 21,492 25,784 33,306 50,899 Amortization of Deferred Financing Costs 2,903 3,969 5,652 7,875 Revenue Reduction Associated w ith Amortization of Permanent Withdraw al Fees 3,157 2,748 6,100 5,906 Non-Cash Rent Expense (Income) (1,967) 3,908 (1,359) 5,888 Stock-based Compensation Expense 9,028 8,543 15,913 15,092 Reconciliation to Normalized Cash Taxes(3) (7,628) 15,199 9,904 2,203 Less: Non-Real Estate Investment(4) 7,754 5,672 13,798 11,746 Real Estate and Non-Real Estate Maintenance CapEx(5) 16,524 18,404 27,802 33,083 AFFO $155,477 $217,082 39.6% $323,045 $388,019 20.1% Per Share Amounts (Fully Diluted Shares) FFO (NAREIT) $0.18 $0.55 n/a $0.67 $1.01 50.7% FFO (Normalized) $0.48 $0.55 14.6% $1.00 $1.03 3.0% Weighted Average Common Shares Outstanding - Basic 246,387 264,217 7.2% 228,957 264,036 15.3% Weighted Average Common Shares Outstanding - Diluted 246,387 264,930 7.5% 230,029 264,870 15.1%

www.ironmountain.com Selected metric definitions are available in the Appendix 17 Reconciliation of Cash Flow from Operations to AFFO (1) Calculated as actual cash taxes less current tax provision and other one-time cash tax items, to reflect actual cash tax (impact)/benefit to AFFO. (2) Working capital adjustments in Q2 2017 are driven primarily by changes in accounts receivables, taxes, accounts payable, employee benefit-related accruals, deferred rent and deferred revenue. (3) Non-Real Estate Investment CapEx excludes $1.6mm and $7.6mm of Recall integration CapEx in Q2 2016 and Q2 2017, respectively. Also, excludes $1.9mm and $11.5mm of Recall integration CapEx in YTD 2016 and YTD 2017, respectively. (4) Real Estate and Non-Real Estate Maintenance CapEx excludes $0.1mm and $0.8mm of Recall integration CapEx in Q2 2016 and Q2 2017, respectively. Also, excludes $0.1mm and $1.4mm of Recall integration CapEx in YTD 2016 and YTD 2017, respectively. (5) Includes Large Volume Accounts (“LVA”) amortization, impairment of long-term assets and foreign currency adjustments. S e c t i o n I X S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Cash Flow from from Operating Activities-Continuing Operations 124,487 199,865 60.6% 205,605 322,040 56.6% Adjust for: Tax Impact of Reconciling Items and Discrete Tax Items Net of Deferred Tax(1) 2,423 (1,138) n/a 6,424 (1,958) n/a Reconciliation to Normalized Cash Taxes (7,628) 15,199 n/a 9,904 2,203 (77.8%) Recall Costs 50,412 19,977 (60.4%) 68,739 40,548 (41.0%) Working Capital Adjustments(2) 12,525 8,128 (35.1%) 76,289 74,497 (2.3%) Non-Real Estate Investment CapEx(3) (7,754) (5,672) (26.8)% (13,798) (11,746) (14.9)% Real Estate and Non-Real Estate Maintenance CapEx(4) (16,524) (18,404) 11.4% (27,802) (33,083) 19.0% Other and FX(5) (2,463) (872) (64.6)% (2,317) (4,482) 93.5% AFFO $155,477 $217,082 39.6% $323,045 $388,019 20.1%

www.ironmountain.com Selected metric definitions are available in the Appendix 18 Quarterly Revenue Growth Bridge ($mm) 7% Reported R$ 8% C$ Normalized $17 $57 $884 Q2 2017 Revenue   ‐ Reported $ $950 IRM and Recall Combined  Organic Revenue Growth Benefit from Extra  Month of Recall Q2 2016 Revenue at  Q2 2017 FX Rates $876 FX Impact at Q2  2017 FX Rates $8 Q2 2016 Revenue   ‐ Reported $ S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix 19 Quarterly Normalized Adjusted EBITDA Bridge ($mm) 23% C$ Normalized $22 $12 $25 Q2 2017 Adjusted  EBITDA ‐ Reported $ $318 IRM and Recall  Adjusted   EBITDA Growth Benefit from Extra  Month of Recall  Net of Divestitures Recall Synergies and  Transformation Q2 2016 Adjusted  EBITDA at Q2  2017 FX Rates ‐ Normalized $259 FX Impact at Q2  2017 FX Rates $2 Q2 2016 Adjusted  EBITDA ‐ Reported $ $261 22% Reported R$ S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I

www.ironmountain.com Selected metric definitions are available in the Appendix 20 Quarterly Normalized Adjusted EPS Bridge 36% Normalized Comparison $0.24 $0.02 $0.22 $0.07 $0.04 $0.07 $0.04 $0.04 $0.30 $0.01 Q2 2017  Adjusted EPS  ‐ Reported $ Tax Rate  Increase Increase  in D&A Increase  in Interest  Expense Benefit From  Extra Month  of Recall Recall  Synergies and  Transformation Q2 2016  Adjusted EPS  ‐ Normalized for  Share Count Impact of  Higher  Share Count Q2 2016  Adjusted EPS IRM and Recall  Growth Net of  Divestitures 25% Reported S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n X S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I

www.ironmountain.com Selected metric definitions are available in the Appendix 21 Storage and Service Reconciliation S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n X S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n V S e c t i o n I V Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Total Storage Revenue $538,682 $590,239 9.6% $999,893 $1,162,518 16.3% Add: Permanent w ithdraw al fees 5,848 6,016 2.9% 10,471 11,294 7.9% Adjusted Storage Revenue $544,530 $596,255 9.5% $1,010,364 $1,173,812 16.2% Total Service Revenue $345,066 $359,567 4.2% $634,545 $726,164 14.4% Less: Permanent w ithdraw al fees (5,848) (6,016) 2.9% (10,471) (11,294) 7.9% Adjusted Service Revenue $339,218 $353,551 4.2% $624,073 $714,870 14.5% Storage Cost of Sales (COS) Storage COS excluding rent 69,824 70,438 0.9% 126,008 145,504 15.5% Storage Rent 67,239 72,488 7.8% 118,060 145,295 23.1% Total Storage COS 137,063 142,926 4.3% 244,068 290,799 19.1% Service Cost of Sales (COS) Service COS excluding rent 255,248 263,016 3.0% 472,021 530,637 12.4% Service Rent 3,006 3,269 8.7% 5,333 6,595 23.7% Total Service COS 258,254 266,285 3.1% 477,355 537,232 12.5% Recall Cost of Sales Expenses 331 5,073 n/a 331 12,960 n/a Total COS $395,648 $414,284 4.7% $721,754 $840,991 16.5% SG&A Costs Storage Overhead 34,170 33,696 (1.4%) 63,885 67,040 4.9% Service Overhead 24,128 22,610 (6.3%) 45,094 45,973 1.9% Corporate Overhead 107,159 104,521 (2.5%) 192,696 211,990 10.0% Recall Costs Included in SG&A 50,081 14,904 (70.2%) 68,408 27,588 (59.7%) Sales and Marketing 61,538 61,714 0.3% 114,759 125,020 8.9% Total SG&A $277,077 $237,445 (14.3%) $484,843 $477,611 (1.5%) Adjusted EBITDA Total Storage Adjusted EBITDA 373,297 419,633 12.4% 702,412 815,973 16.2% Total Service Adjusted EBITDA 56,836 64,656 13.8% 101,624 131,665 29.6% Less: Corporate Overhead and Sales and Marketing (168,697) (166,235) (1.5%) (307,455) (337,010) 9.6% Total Adjusted EBITDA $261,434 $318,054 21.7% $496,580 $610,628 23.0%

www.ironmountain.com Selected metric definitions are available in the Appendix Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Revenue from Storage Rental Activities Records Management $425,107 $462,873 8.9% $782,584 $913,345 16.7% Data Protection 83,399 88,252 5.8% 157,895 175,711 11.3% Other(1) 30,176 39,114 29.6% 59,414 73,462 23.6% Total Storage Rental $538,682 $590,239 9.6% $999,893 $1,162,518 16.3% Terminations/Permanent Withdraw al Fees 5,848 6,016 2.9% 10,471 11,294 7.9% Total Revenue from Adjusted Storage Rental Activities $544,530 $596,255 9.5% $1,010,364 $1,173,812 16.2% Less: Storage Rental Expenses Facility Costs(2) 125,480 132,837 5.9% 224,181 269,013 20.0% Storage Rental Labor 4,069 2,917 (28.3)% 7,595 6,771 (10.9)% Other Storage Rental Expenses 7,514 7,172 (4.6)% 12,292 15,015 22.2% Storage Cost of Sales 137,063 142,926 4.3% 244,068 290,799 19.1% Allocated Overhead(3) 34,170 33,696 (1.4)% 63,885 67,040 4.9% Total Storage Rental Expenses 171,233 176,622 3.1% 307,953 357,839 16.2% Total Storage Adjusted EBITDA $373,297 $419,633 12.4% $702,412 $815,973 16.2% Total Storage Adjusted EBITDA Margin 68.6% 70.4% 180 bps 69.5% 69.5% 0 bps Storage Rent 67,239 72,488 7.8% 118,060 145,295 23.1% Storage Rental Expenses (excluding Storage Rent) $103,994 $104,134 0.1% $189,893 $212,544 11.9% Storage Net Operating Income $440,536 $492,121 11.7% $820,472 $961,268 17.2% Storage Net Operating Income Margin 80.9% 82.5% 160 bps 81.2% 81.9% 70 bps 22 Storage Net Operating Income (NOI) (1) Includes Data Center, Fine Art Storage, Consumer Storage, Technology Escrow Services, Digital Storage, Fulfillment Services, Information Governance and Digital Solutions, Entertainment Services and other ancillary storage revenues. (2) Includes Rent Expense, Building Maintenance, Property Taxes, Utilities and Insurance costs. (3) Refer to page 21 and Appendix for overhead allocations and definitions. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Service Business Detail 23 (1) Includes Fulfillment Services, Information Governance and Digital Solutions, Technology Escrow Services, Data Center, Consulting, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary services. (2) Includes Building Maintenance, Property Taxes, Utilities, Facility Rent and Insurance costs for shredding, imaging and other services. (3) Refer to page 21 and Appendix for overhead allocations and definitions. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Service Operations Revenue by Product Line Records Management $165,608 $163,395 (1.3)% $309,316 $331,575 7.2% Data Protection 44,136 40,665 (7.9)% 83,099 82,058 (1.3)% Shredding 80,487 93,526 16.2% 143,083 188,159 31.5% Other(1) 54,834 61,981 13.0% 99,046 124,372 25.6% Total Service Revenue $345,066 $359,567 4.2% $634,545 $726,164 14.4% Less: Terminations/Permanent Withdraw al Fees 5,848 6,016 2.9% 10,471 11,294 7.9% Adjusted Service Revenue $339,218 $353,551 4.2% $624,073 $714,870 14.5% Less: Service Expenses Facility Costs(2) 7,440 8,224 10.5% 12,933 16,302 26.1% Service Labor 188,500 193,810 2.8% 354,002 390,116 10.2% Other Service Expenses 62,314 64,251 3.1% 110,420 130,814 18.5% Service Cost of Sales 258,254 266,285 3.1% 477,355 537,232 12.5% Allocated Overhead(3) 24,128 22,610 (6.3)% 45,094 45,973 1.9% Total Service Expenses 282,382 288,895 2.3% 522,449 583,205 11.6% Total Service Adjusted EBITDA $56,836 $64,656 13.8% $101,624 $131,665 29.6% Total Service Adjusted EBITDA Margin 16.8% 18.3% 150 bps 16.3% 18.4% 210 bps Service Rent 3,006 3,269 8.7% 5,333 6,595 23.7% Total Service Adjusted EBITDAR $59,842 67,925 13.5% 106,957 138,260 29.3% Total Service Adjusted EBITDAR Margin 17.6% 19.2% 160 bps 17.1% 19.3% 220 bps

www.ironmountain.com Selected metric definitions are available in the Appendix Gross Book Value of Real Estate Assets 24 (1) Includes warehouse equipment, vehicles, furniture, fixtures, computer hardware and software. To be  updated S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Real Estate Assets Storage Operations Land $267,427 Buildings & Building Improvements 1,750,600 Leasehold Improvements 516,979 Racking 1,768,879 Construction In Progress 86,623 Total Storage Gross Book Value $4,390,508 Service Operations Land $8,868 Buildings & Building Improvements 60,656 Leasehold Improvements 51,499 Racking 164,517 Construction In Progress 2,164 Total Service Gross Book Value $287,704 Total Real Estate Gross Book Value $4,678,211 Non-Real Estate Assets All Other Non-Real Estate Assets Gross Book Value(1) 1,148,326 Total PP&E Gross Book Value $5,826,538 As of 6/30/2017

www.ironmountain.com Selected metric definitions are available in the Appendix Lease Obligations(1) (1) Includes capital and operating lease obligations. (2) Reflects month to month leases and predominantly short term occupancies. Weighted Average Remaining Lease Obligations (exercise of all extension options): 11.6 years Thereafter 54.4% 2027 4.2% 2026 2.8% 2025 5.5% 2024 3.9% 2023 3.7% 2022 3.3% 2021 3.9% 2020 3.8% 2019 4.1% 2018 4.8% 2017 5.5% Facility Lease Expirations (% of total square feet subject to lease) Assuming Exercise of All Extension Options 25 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I (2)

www.ironmountain.com Selected metric definitions are available in the Appendix Global Real Estate Portfolio(1) 26 (1) Includes real estate held in joint ventures. (2) Includes South Africa. (3) Out of the 24 leased building additions and expansions, 12 were the result of acquiring leases in business acquisitions and leased buildings related to acquisitions of customer relationships. (000s, except for number of buildings) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Top Ten Markets Owned, United States Sq. Feet Owned Northern New Jersey 2,099 Boston 1,428 Chicago 1,282 Dallas 1,075 Los Angeles 1,040 Houston 917 Philadelphia 858 New York 825 Baltimore / Washington 777 San Francisco Bay Area 742 Top Ten Markets Owned, International Sq. Feet Owned London, UK 1,102 Paris, France 807 Montreal, Canada 552 Buenos Aires, Argentina 470 Mexico City, Mexico 452 Toronto, Canada 434 Lima District, Peru 302 Edinburgh, UK 289 Singapore, Singapore 274 Calgary, Canada 270 Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. North America 199 21,552 561 34,808 760 56,360 Europe(2) 58 3,529 299 12,084 357 15,613 Latin America 36 1,914 93 4,708 129 6,622 Asia 7 434 202 7,612 209 8,046 International x 101 5,877 594 24,403 695 30,281 Total 300 27,429 1,155 59,212 1,455 86,641 Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. North America 1 182 7 231 8 413 Europe(2) - - 5 181 5 181 Latin America - - 1 61 1 61 Asia 1 21 11 219 12 240 International x 1 21 17 461 18 483 Total 2 203 24 692 26 895 Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. North America - - (14) (469) (14) (469) Europe(2) - - (36) (843) (36) (843) Latin America - - (5) (166) (5) (166) Asia - - (13) (221) (13) (221) International x - - (54) (1,230) (54) (1,230) Total - - (68) (1,699) (68) (1,699) Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. North America 200 21,734 554 34,570 754 56,304 Europe(2) 58 3,529 268 11,423 326 14,952 Latin America 36 1,914 89 4,602 125 6,516 Asia 8 455 200 7,611 208 8,066 International x 102 5,898 557 23,635 659 29,534 Total 302 27,632 1,111 58,205 1,413 85,837 Total % 21.4% 32.2% 78.6% 67.8% As of 3/31/2017 Q2 2017 Additions & Expansions Q2 2017 Dispositions & Move Outs As of 6/30/2017 Owned Facilities Leased Facilities Leased Facilities Leased Facilities(3) Owned Facilities Owned Facilities Owned Facilities Leased Facilities

www.ironmountain.com Selected metric definitions are available in the Appendix Revenue from Rental Activities and Storage NOI per Racked Square Foot 27 (1) Includes loading docks, unracked space, office space, common areas, as well as space in service-related facilities. (2) Excludes Revenue and NOI associated with Technology Escrow Services, Fulfillment Services, Data Center, Entertainment Services, Fine Art Storage, Consumer Storage and other ancillary storage revenue. (3) Includes South Africa. Annualized Revenue from Rental Activities and Storage NOI per Racked Square Foot(2) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n ISquare Footage by Region As of June 30, 2017 North America Europe Latin America Asia Total Records Management Racked Space 40,749 10,633 4,869 4,474 60,725 Data Protection Racked Space 713 143 32 18 906 Other(1) 14,841 4,176 1,615 3,573 24,206 Total 56,304 14,952 6,516 8,066 85,837 Q2 2017 Annualized Revenue NOI North America Records Management $ per Sq Ft $29.28 $24.52 Data Protection $ per Sq Ft $362.20 $330.25 Europe(3) $36.50 $30.53 Latin America $37.54 $33.23 Asia $44.51 $39.27 Total $36.16 $30.88

www.ironmountain.com Selected metric definitions are available in the Appendix Portfolio Utilization Records Management Storage Portfolio (CuFt MM) As of 6/30/2017 6464 130 5665 129 0 500 100 600 700 North America 430 -2.1% Total IRM 674 Asia -0.9% -1.4% +1.4% -12.6% 688 Latin America 424 Europe 100 600 700 800 500 0 84% 58 733 76 93% 85% 71 96%92% 87% Total IRMAsiaNorth America Europe 138 149 792 92% 85% 66 Latin America 466 85% 91% 500 Utilization and Capacity(3) (%) 1 6 11 2 6 13 70 90 60 20 10 80 0 +12.5% +9.4% +54.7%-2.2% Total IRM +8.8% Asia 80 87 67 Europe 61 North America Latin America 90 0 10 100 110 130 80 20 120 Total IRM 105 123 71% 84% 16 Latin America 87% 76% 74% 3 84% Asia 3 79 67%80% 88 7 North America Europe 52% 24 8 84% Data Protection Storage Portfolio (DPUs MM) As of 6/30/2017 (IRM Standalone) (2) (1) RM units stored includes cubic feet of storage in dedicated space leased to customers on a square foot basis; these dedicated space storage units are excluded from our RM volume growth chart on page 10. Dispositions reflects business volume net of dispositions required by Recall transaction and sale of Russia / Ukraine business. (2) DPUs do not reflect data for Recall, because Recall’s unit of measurement for tapes is not consistent with Iron Mountain’s methodology. We are in the process of converting Recall’s data to be able to report DPUs. (3) We operate our storage business to achieve a desired utilization of between 94% – 98% to attain maximum operating efficiency. (4) Includes South Africa. 28 YoY Growth in Units Stored(1) (4) (4) (4) (4) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I Q3 2016 Q4 2016Q2 2016 Q2 2017Q1 2017 Q2 2017 Total Potential Building Cap.Q2 2017 Total Installed Racking Cap.

www.ironmountain.com Selected metric definitions are available in the Appendix Customer Data 29 (1) No single vertical within ‘Other’ comprises greater than 1% of North America Revenue. (2) Customer acquisition costs include the acquisition of customer relationships and customer inducements such as move costs and permanent withdrawal fees. Federal Healthcare Financial Legal Insurance Life Sciences Energy Business Services 43% Other 17% 2% 9% 14% 7% 3% 3% 2% North America Q2 2017 Trailing Twelve Months Revenue by Vertical Iron Mountain provides storage and information management services to more than 230,000 customers in 52 countries around the world. This high quality, diversified customer base comprising numerous industries and government organizations includes approximately 95% of the Fortune 1000. No single customer accounted for more than 1% of revenues, or 2% of volume, and our top 20 customers have historically represented approximately 6% of consolidated revenues. Customer retention is consistently high with annual losses limited to approximately 2% (on a volume basis), attributable to customer terminations. (1) S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n X S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I YTD 2017 Full Year 2016 Full Year 2015 Full Year 2014 Customer Quality Metrics Volume Retention Rate (RM Global) 94.0% 92.6% 93.3% 93.7% Bad Debt Expense as a % of Consolidated Revenues 0.1% 0.2% 0.5% 0.5% Turnover Expenditures (Storage Only) Q2 2017 YTD 2017 Sales, Marketing & Account Management 38,351 76,952 Customer Acquisition Costs(2) 7,107 28,510

www.ironmountain.com Selected metric definitions are available in the Appendix Debt Schedule 30 $189 $992 $250 $300 $1,000 $793 $654 $1,016 $343 Thereafter20262025202420232022 $709 2021202020192018 24% 76% Fixed vs. Floating Rate Debt at 6/30/17(4) Debt Maturity Schedule ($MM) Floating Rate Debt Fixed Rate Debt (1) Accounts Receivable securitization. (2) Option to extend revolving credit facility to 2020, subject to conditions specified in our credit agreement. (3) Includes $16mm and $50mm of mortgage notes payable in 2020 and 2026, respectively. (4) Adjusting to include capital lease and other international borrowings yields a ratio of 77% fixed and 23% floating. (2) Floating Rate Debt at 6/30/17 Fixed Rate Debt at 6/30/17 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X (3) (3) (1)

www.ironmountain.com Selected metric definitions are available in the Appendix Capitalization 31 (1) Total debt net of cash is calculated as current portion of long-term debt of $6,029mm plus long-term debt net of current portion of $423mm plus $66mm of deferred financing costs less cash and cash equivalents of $291mm. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Senior Credit Facility (as of 6/30/2017) Capacity $1,975,000 Outstanding $938,445 Letters of Credit $53,623 Remaining Capacity $982,932 Interest Rate Spread (Prime) 1.25% Interest Rate Spread (LIBOR) 2.25% Weighted Average Interest Rate 3.23% Maturity Date 7/3/19 Senior Credit Facility Debt Covenant Analysis (as of 6/30/2017) Metric Limit Current Fixed Charge Ratio ≥ 1.5x 2.2x Net Total Lease Adjusted Leverage Ratio ≤ 6.5x 5.8x Net Secured Lease Adjusted Leverage Ratio ≤ 4.0x 2.5x Senior Subordinated and Senior Unsecured Notes (as of 6/30/2017) Senior Senior Senior Senior Senior Senior Senior Senior Senior Type of Note Subordinated Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Unsecured Issuance Date 8/7/12 8/13/13 8/13/13 9/18/14 9/29/15 5/27/16 5/27/16 9/15/16 5/18/17 Denomination USD CAD USD GBP USD USD USD CAD EUR Original Principal Amount (FX Rate on Issue Date) $1,000,000 $193,720 $600,000 $654,960 $1,000,000 $500,000 $250,000 $189,537 $336,894 Exchange Rate at 6/30/2017 1.0000 0.7703 1.0000 1.3003 1.0000 1.0000 1.0000 0.7703 1.1423 Principal Amount at 6/30/2017 $1,000,000 $154,052 $600,000 $520,108 $1,000,000 $500,000 $250,000 $192,565 $342,699 Yield (on Issue Date) 5.750% 6.125% 6.000% 6.125% 6.000% 4.375% 5.375% 5.375% 3.000% Maturity Date 8/15/24 8/15/21 8/15/23 9/15/22 10/1/20 6/1/21 6/1/26 9/15/23 1/15/25 Current Call Price N/A N/A N/A N/A N/A N/A N/A N/A N/A Next Call Date 8/15/17 8/15/17 10/15/18 9/15/17 10/1/17 6/1/18 6/1/21 9/15/19 6/15/20 Next Call Price 102.875 103.063 103.000 104.594 103.000 102.188 102.688 104.031 101.500

www.ironmountain.com Selected metric definitions are available in the Appendix Capital Expenditures and Investments 32 (1) Includes Recall CapEx of $1.6mm and $11.3mm in Q2 2016 and Q2 2017, respectively. Also, includes Recall CapEx of $1.93mm and $17.6mm in YTD 2016 and YTD 2017, respectively. (2) Includes $29.9mm and $22.7mm for data centers in Q2 2016 and Q2 2017, respectively. Also, includes $46.5mm and $42.5mm for data centers in YTD 2016 and YTD 2017, respectively. (3) Includes Land, Buildings, Improvements, and Racking Structures. (4) Excludes accrual adjustments and customer inducements. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Q2 2016 Q2 2017 % Change YTD 2016 YTD 2017 % Change Capital Expenditures(1) and Investments Real Estate: Investment(2)(3) $57,263 $71,187 24.3% $109,163 $115,173 5.5% Maintenance 12,573 14,099 12.1% 20,099 22,153 10.2% $69,836 $85,286 22.1% $129,262 $137,326 6.2% Non-Real Estate: Investment $9,387 $13,273 41.4% $15,731 $23,293 48.1% Maintenance 4,064 5,085 25.1% 7,837 12,330 57.3% $13,451 $18,358 36.5% $23,568 $35,623 51.2% Innovation and Growth Investment: $567 $3,960 n/a $1,908 $8,342 n/a Total Real Estate and Non-Real Estate Capital Expenditures and Innovation and Growth Investments $83,854 $107,604 28.3% $154,738 $181,291 17.2% Net Change in Prepaid and Accrued Capital Expenditures (1,041) (15,599) n/a 8,927 (16,084) n/a Total Cash Paid for Real Estate and Non-Real Estate Capital Expenditures and Innovation and Growth Investments 82,813 92,005 11.1% 163,665 165,207 0.9% Business and Customer Acquisitions Business Acquisitions $2,375 $42,705 n/a $21,897 $59,768 n/a Change in Business Acquisition Accruals and Cash Acquired (222) (16,669) (404) (21,545) Cash Paid for Acquisitions, Net of Cash Acquired, Excluding Recall $2,153 26,036 n/a $21,493 38,223 77.8% Recall Acquisition Non-Cash Consideration $1,834,983 - n/a $1,834,983 - n/a Recall Acquisition Cash 255,060 - n/a 255,060 - n/a Total Recall Acquisition $2,090,043 - n/a $2,090,043 - n/a Total Cash Paid for Acquisitions, Net of Cash Acquired 257,213 26,036 (89.9)% 276,553 38,223 (86.2)% Acquisition of Customer Relationships $5,175 $4,951 (4.3)% $6,877 $22,722 n/a Customer Inducements 5,296 3,202 (39.5)% 6,422 7,473 16.4% Total Acquisition of Customer Relationships and Customer Inducements $10,471 $8,153 (22.1)% $13,299 $30,195 n/a Change in Customer Acquisition Accruals (983) (1,046) 6.4% 3,447 (1,685) n/a Total Cash Paid for Acquisition of Customer Relationships and Customer Inducements 9,488 7,107 (25.1%) 16,746 28,510 70.2% Total Capital Expenditures, Investments and Acquisitions(4) $2,181,447 $155,260 (92.9)% $2,273,555 $263,781 (88.4)%

www.ironmountain.com Selected metric definitions are available in the Appendix 2017 Business and Customer Acquisition and Disposition Activity Investments(1) 33 (1) Based on 2017 C$ Budgeted FX Rates. (2) Racking Installations exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $19.5mm, $5.6mm and $6.8mm, respectively. (3) In USD R$. Q2 2017 has been normalized to reflect the Recall benefit and is calculated using a twelve month trailing historical average. (4) Building Development Projects exclude consolidation spend in Total Expected Investment, Investment in Current Period and Cumulative Investment to Date of $1.0mm, $0.1mm and $0.3mm, respectively. (5) North America excludes racking investments for development projects that were initiated after 1/1/2017, racking investments associated with these projects are included in the table above. (6) Reflects capital required primarily for integration. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Purchase Expected Price IRRs 2017 Building Acquisitions North America $21,760 217 10% Europe - - - Latin America - - - Asia - - - Worldwide $21,760 217 10% Total Sq FtRegion Real Estate Investment Activity Total Expected Investment in Estimated Historical Average Investment Current Period CuFt / DPUs NOI/CuFt or DPU(3) Racking Installations(2) North America $24,071 $6,543 $15,386 5,327 $2.39 Europe 32,839 3,443 22,235 7,837 $2.24 Latin America 7,763 961 3,732 5,946 $2.09 Asia 21,242 4,015 10,898 16,986 $2.76 Worldwide $85,916 $14,962 $52,251 36,096 $2.36 8 - 12 months Total Expected Investment in Total Potential Historical Average Investment Current Period CuFt / DPUs NOI/CuFt or DPU(3) Building Development Projects(4) North America(5) $16,892 $2,941 $10,338 - 88 $2.39 Europe 2,954 13 2,751 368 22 $2.24 Latin America 24,295 - 11,157 5,147 196 $2.09 Asia - - - - - $2.76 Worldwide $44,141 $2,954 $24,246 5,515 305 $2.36 24 - 36 months Region Investment to Date Region Average Stabilization Period Total Sq Ft Average Stabilization Period Investment to Date Investment Reconciliation Q2 Investments Racking Installations $14,962 Consolidation Related to Racking Installations 5,593 Building Development Projects 2,954 Total C$ Real Estate Investments 23,572 Data Centers 22,705 Other Real Estate Investment 27,941 Total FX Impact (3,032) Real Estate Investment $71,187 Business Business Investments Dispositions Purchase Price $82,490 $0 Capital Consideration $19,870 - Stabilized Total Expected Investment $102,360 $0 Estimated Annual Revenues $26,025 - Expected IRR Range 11% - 14% -

www.ironmountain.com Selected metric definitions are available in the Appendix Components of Value 34 (1) Includes South Africa. (2) Trailing four quarter prior to rental expense. (3) Estimated adjustment to annualize for Recall Service EBITDAR. (4) Includes Cash, Cash Equivalents, Restricted Cash, Accounts Receivable, Other Tangible Current Assets and Prepaid Expenses. (5) Calculated as current portion of Long-Term Debt of $423mm plus Long-Term Debt net of current portion of $6,029mm. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X Components Q2 2017 Annualized NOI North America Records Management $999,302 Data Protection 235,535 Other 71,333 Europe(1) 327,206 Latin America 163,526 Asia 171,583 Total Storge NOI $1,968,485 Service Adjusted EBITDAR(2) $280,092 Annualized Recall Service Adjusted EBITDAR not included above(3) 1,153 Total Service Adjusted EBITDAR $281,245 Balance at 6/30/2017 Cash, Cash Equivalents & Other Tangible Assets(4) $1,205,876 Quarterly Building & Racking Investment, not reflected in NOI $17,916 Customer Acquisition Consideration $4,951 Less: Debt, Gross Book Value(5) $6,452,223 Non-Controlling Interests $1,509 Annualized Rental Expense $303,028 Estimated Tax Liability $84,854 Q2 2017 Service Adjusted EBITDAR

www.ironmountain.com Selected metric definitions are available in the Appendix 35 Appendix: Q1-Q4 Reconciliation to AFFO (1) Includes realized and unrealized FX (gains) losses. (2) The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate structural tax rate for the current quarter. (3) Represents actual cash taxes less current tax provision and other one-time cash tax items. (4) Non-Real Estate Investment CapEx excludes Recall integration CapEx of $0.3mm, $1.6mm, $4.6mm and $3.2mm in Q1 2016, Q2 2016, Q3 2016 and Q4 2016, respectively. (5) Maintenance CapEx excludes Recall Maintenance of $0.1mm, $0.3mm and $0.8mm in Q2 2016, Q3 2016 and Q4 2016, respectively. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X S e c t i o n I V Q1 2016 Q2 2016 Q3 2016 Q4 2016 Full Year 2016 Net Income $63,041 ($13,133) $7,799 $49,526 $107,233 Add: Real Estate Depreciation 45,063 58,319 61,655 61,221 226,258 Gain on Sale of Real Estate, Net of Tax(1) - - (325) (1,855) (2,180) FFO (NAREIT) $108,104 $45,186 $69,129 $108,892 $331,311 Add: (Gain) Loss on Disposal/Write-Dow n of PP&E (excluding Real Estate), Net (451) (626) (55) 2,543 1,412 Foreign Currency Transaction (Gains) Losses(1) (12,542) 17,193 10,685 5,077 20,413 Debt Extinguishment Expense - 9,283 - - 9,283 (Income) Other Expense, Net 605 (835) 12,616 2,218 14,604 Tax Impact of Reconciling Items and Discrete Tax Items(2) 577 (4,055) 5,245 (16,786) (15,019) (Income) Loss from Discontinued Operations, Net of Tax - (1,587) (2,041) 275 (3,353) Recall Costs 18,327 50,412 34,133 29,072 131,944 FFO (Normalized)(2) $114,620 $114,971 $129,714 $131,290 $490,595 Add: Non-Real Estate Depreciation 30,327 35,211 36,706 37,024 139,268 Amortization of Customer Relationship Intangible Assets 11,814 21,492 26,310 27,184 86,800 Amortization of Deferred Financing Costs 2,749 2,903 3,588 3,911 13,151 Revenue Reduction Associated w ith Amortization of Permanent Withdraw al Fees 2,943 3,157 2,946 3,171 12,217 Non-Cash Rent Expense (Income) 608 (1,967) 389 (1,116) (2,086) Stock-based Compensation Expense 6,885 9,028 5,957 7,106 28,976 Reconciliation to Normalized Cash Taxes(2)(3) 14,944 (5,040) 341 5,881 16,127 Less: Non-Real Estate Investment(4) 6,044 7,754 7,655 11,243 32,696 Real Estate and Non-Real Estate Maintenance CapEx(5) 11,278 16,524 21,950 33,358 83,110 AFFO $167,566 $155,477 $176,346 $169,851 $669,240 Per Share Amounts (Fully Diluted Shares) FFO (NAREIT) $0.44 $0.18 $0.26 $0.41 $1.35 FFO (Normalized) $0.47 $0.47 $0.49 $0.50 $1.98 Weighted Average Common Shares Outstanding - Basic 246,387 246,387 263,269 263,528 246,178 Weighted Average Common Shares Outstanding - Diluted 246,387 246,387 264,502 264,506 247,267

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 36 Non-GAAP Measures Non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the Unites States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Adjusted Earnings Per Share, or Adjusted EPS Adjusted EPS is defined as reported earnings per share fully diluted from continuing operations excluding: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) gain on sale of real estate, net of tax; (3) intangible impairments; (4) other expense (income), net; (5) Recall Costs (as defined below); and (6) the tax impact of reconciling items and discrete tax items. Adjusted EPS includes income (loss) attributable to noncontrolling interests. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Adjusted Funds From Operations, or AFFO AFFO is defined as FFO (Normalized) excluding non-cash rent expense or income, plus depreciation on non-real estate assets, amortization expense of customer relationship intangible assets, deferred financing costs and permanent withdrawal fees, stock-based compensation expense and the impact of reconciling to normalized cash taxes, less maintenance capital expenditures and non-real estate investments, excluding Recall integration capital expenditures. We believe AFFO is a useful measure in determining our ability to generate excess cash that may be used for reinvestment in the business, discretionary deployment in investments such as real estate or acquisition opportunities, returning capital to our stockholders and voluntary prepayments of indebtedness. Additionally AFFO is reconciled to cash flow from operations to adjust for real estate and REIT tax adjustments, Recall Costs and other non-cash expenses. AFFO does not include adjustments for customer inducements, acquisition of customer relationships and investment in innovation as we consider these expenditures to be growth related. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures (continued) Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA is defined as (loss) income from continuing operations before interest expense, net, provision (benefit) for income taxes, depreciation and amortization, and also excludes certain items that we believe are not indicative of our core operating results, specifically: (i) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (ii) intangible impairments; (iii) other expense (income), net; (iv) gain on sale of real estate, net of tax; and (v) Recall Costs. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flow to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted EBITDA excludes both interest expense, net and the provision (benefit) for income taxes. These expenses are associated with our capitalization and tax structures, which we do not consider when evaluating the operating profitability of our core operations. Finally, Adjusted EBITDA does not include depreciation and amortization expenses, in order to eliminate the impact of capital investments, which we evaluate by comparing capital expenditures to incremental revenue generated and as a percentage of total revenues. Adjusted EBITDA and Adjusted EBITDA Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, (loss) income from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Funds From Operations, or FFO (NAREIT), and FFO (Normalized) Funds from operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts ("NAREIT") and us as net income excluding depreciation on real estate assets and gain on sale of real estate, net of tax (“FFO (NAREIT)”). FFO (NAREIT) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well- maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (NAREIT) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (NAREIT) is net income. Although NAREIT has published a definition of FFO, modifications to FFO (NAREIT) are common among REITs as companies seek to provide financial measures that most meaningfully reflect their particular business. Our definition of FFO (Normalized) excludes certain items included in FFO (NAREIT) that we believe are not indicative of our core operating results, specifically: (1) (gain) loss on disposal/write-down of property, plant and equipment (excluding real estate), net; (2) intangible impairments; (3) other (income) expense, net; (4) Recall Costs; (5) the tax impact of reconciling items and discrete tax items; (6) loss (income) from discontinued operations, net of tax; and (7) loss (gain) on sale of discontinued operations, net of tax. 37 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Non-GAAP Measures (continued) FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Service Adjusted EBITDA Service Adjusted EBITDA is calculated by taking service revenues excluding terminations and permanent withdrawals less direct expenses and overhead allocated to the service business. Terminations and permanent withdrawals are excluded from this calculations as they are included in the Storage NOI calculation. Service Adjusted EBITDAR Service Adjusted EBITDA as defined above, excluding rent expense associated with the service business. This is provided to enable valuation of Service Adjusted EBITDA irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. Storage Adjusted EBITDA Storage Adjusted EBITDA is calculated by taking storage revenues including terminations and permanent withdrawal fees less direct expenses and overhead allocated to the storage business. Storage Net Operating Income, or Storage NOI Storage NOI is defined as revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Rent expense is excluded to enable valuation of this income irrespective of whether the company’s properties are leased or owned. Related rent expense is provided in the Components of Value slide. 38 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Definitions Average Stabilization Period – For racking projects, the stabilization period is 8 to 12 months. For new buildings it is 24 to 36 months, assuming phased racking installations over three years. For business acquisitions it is 12 to 24 months, depending on the size of the transaction. Building Development Projects – The construction of new facilities, or three-wall additions. Business Segments North American Records and Information Management Business (“RIM”) – Our North American Records and Information Management Business segment provides records and information management services, including the storage of physical records, including media such as microfilm and microfiche, master audio and videotapes, film, x-rays and blueprints, including healthcare information services, vital records services, service and courier operations, and the collection, handling and disposal of sensitive documents for corporate customers (“Records Management”); Destruction; and Information Governance and Digital Solutions throughout the United States and Canada; as well as fulfillment services and technology escrow services in the United States. North American Data Management Business (“DM”) – Our North American Data Management Business segment provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations (“Data Protection & Recovery”); server and computer backup services; digital content repository systems to house, distribute, and archive key media assets; and storage, safeguarding and electronic or physical delivery of physical media of all types, primarily for entertainment and media industry clients throughout the United States and Canada. Western European Business – Our Western European Business segment provides records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout Austria, Belgium, France, Germany, Ireland, the Netherlands, Spain, Switzerland and the United Kingdom (consisting of our operations in England, Northern Ireland and Scotland), as well as Information Governance and Digital Solutions in Sweden (the remainder of our business in Sweden is included in the Other International Business segment described on the following page). 39 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix Definitions (continued) Other International Business – Our Other International Business segment provides records and information management services throughout the remaining European countries in which we operate, Latin America, Asia and Africa. Our European operations included in this segment provide records and information management services, including Records Management, Data Protection & Recovery and Information Governance and Digital Solutions throughout the Czech Republic, Denmark, Finland, Greece, Hungary, Norway, Poland, Romania, Serbia, Slovakia, and Turkey, as well as Russia and Ukraine until May 30, 2017; Records Management and Information Governance and Digital Solutions in Estonia, Latvia and Lithuania; and Records Management in Sweden. Our Latin America operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Argentina, Brazil, Chile, Colombia, Mexico and Peru. Our Asia operations provide records and information management services, including Records Management, Data Protection & Recovery, Destruction and Information Governance and Digital Solutions throughout Australia and New Zealand, with Records Management and Data Protection & Recovery also provided in certain markets in China (including Macau and Taiwan), Hong Kong-SAR, India, Indonesia, Malaysia, the Philippines, South Korea, Singapore and Thailand. Our African operations provide Records Management, Data Protection & Recovery and Information Governance and Digital Solutions in South Africa. Our Middle East operations provide Records Management and Data Protection & Recovery in the United Arab Emirates. Corporate and Other – Our Corporate and Other Business segment primarily consists of our data center and fine art storage businesses in the United States, the primary product offerings of our Adjacent Businesses operating segment, as well as costs related to executive and staff functions, including finance, human resources and information technology, which benefit the enterprise as a whole. These costs are primarily related to the general management of these functions on a corporate level and the design and development of programs, policies and procedures that are then implemented in the individual segments, with each segment bearing its own cost of implementation. Our Corporate and Other Business segment also includes stock-based employee compensation expense associated with all stock options, restricted stock units, performance units and shares of stock issued under our employee stock purchase plan. Capacity Measures Building Capacity – The maximum number of cubic feet of records or standard DPUs that can be stored in a given facility. Building Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Building Capacity. Installed Racking Capacity – The storage capacity of the racking installed in a given facility. Capacity is generally measured in cubic feet or standard DPUs. Installed Racking Capacity Utilization – The number of cubic feet of records or standard DPUs in storage divided by the Installed Racking Capacity. 40 S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 41 Definitions (continued) Capital Expenditures and Investments – Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally relatively small and discretionary in nature. We categorize our capital expenditures as follows: Real Estate: Investment – Real estate assets that support core business growth primarily related to investments in land, buildings, building improvements, leasehold improvements and racking structures that expand our revenue capacity in existing or new geographies, replace a long-term operational obligation or create operational efficiencies, or Real Estate Investment. Maintenance – Real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of real estate assets such as buildings, building improvements, leasehold improvements and racking structures, or Real Estate Maintenance. Non-Real Estate: Investment – Non-real estate assets that either (i) support the growth of our business, and/or increase our profitability, such as customer- inventory technology systems, and technology service storage and processing capacity, or (ii) are directly related to the development of core products or services in support of our integrated value proposition and enhance our leadership position in the industry, including items such as increased feature functionality, security upgrades or system enhancements, or Non-Real Estate Investment. Prior to Q1 2017, Innovation and Growth Investment was included in Non-Real Estate Investment. Maintenance – Non-real estate assets necessary to maintain ongoing business operations primarily related to the repair or replacement of customer-facing assets such as containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally- developed software assets. This category also includes operational support initiatives such as sales and marketing and information technology projects to support infrastructure requirements, or Non-Real Estate Maintenance. Innovation and Growth Investment: Discretionary capital expenditures in significant new products and services in new, existing or adjacent business opportunities. Prior to Q1 2017, Innovation and Growth Investment was included in Non-Real Estate Investment. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 42 Definitions (continued) Capital Expenditures and Investments (continued) Components of Overhead Allocated Overhead – Includes overhead expenses directly associated with storage and service business operations allocated as follows: Field Operation Costs – Allocated to storage and service operations based on percent of revenue. Bad Debt Expenses – Allocated to storage and service operations based on percent of revenue. Transportation Costs – Allocated fully to service operations. Corporate Overhead – Includes all other overhead expenses associated with business support functions, including: Executive, Legal, Real Estate/Facilities, Accounting, Financial Performance & Analysis, Treasury, Tax, Internal Audit, M&A, Security, Procurement, HR, REIT, Other G&A, Integration Costs, IT, Product Engineering and Product Management. Customer Turnover Overhead – Overhead associated with customer acquisition and retention including Sales, Marketing and Account Management expenses. Constant Dollar Growth (C$) – The year-over-year growth rate excluding the impact of changes to foreign currency exchange rates. Constant currency growth rates are a non-GAAP measure calculated by translating the 2016 results at the 2017 constant dollar budget rates. Cumulative Investment to Date – Total spend to date since project approval. Customer Inducements – Represents Move Costs and Permanent Withdrawal Fees. Destruction Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to destructions in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. DPUs – Data protection units, a unit of measurement specific to our Data Protection storage services. Estimated CuFt / DPUs – Estimated based on expected growth and consolidation, resulting from moving boxes from one facility to another. Historical Average NOI / CF or DPU – The quarterly annualized Storage NOI for a specific region (NA, Europe, Africa, Latin America, Asia) and product (Records Management or Data Protection). S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 43 Definitions (continued) Internal Revenue Growth – Our internal revenue growth rate, which is a non-GAAP measure, represents the weighted average year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. The revenues generated by Recall have been integrated with our existing revenues and it is impracticable for us to determine actual Recall revenue contribution. Therefore, our internal revenue growth rates exclude the impact of revenues associated with the Recall Transaction based upon forecasted or budgeted Recall revenues beginning in the third quarter of 2016. Our internal revenue growth rate includes the impact of acquisitions of customer relationships. Investment in Current Period – Spend within the quarter being reported. Lease Adjusted Leverage Ratio – The calculation for this ratio is EBITDA plus rent expense divided by net debt including the capitalized value of lease obligations plus eight times rent expense. Net Volume Growth – New Records Management storage volume from existing customers, plus volume from new customers and volume from acquisitions, offset by volume related to destructions, permanent withdrawals and customer terminations. Quarterly percentages are calculated by dividing the trailing four quarters’ total activity by the ending balance of the same prior-year period. Non-Cash Rent Expense – Calculated as rent expense less cash paid for rent. Permanent Withdrawal Rate – Calculated by dividing the total number of cubic feet of records removed from inventory due to permanent withdrawals in a one-year period divided by the total number of cubic feet of records in storage at the beginning of the period. Permanent withdrawals occur when records are permanently removed from inventory by customers for reasons other than the customer terminating its relationship. Racking Installations – Defined as any incremental racking spend on buildings constructed or operated prior to January 1, 2014. Racking projects are tracked from first dollar spent until completion, which is defined as when the first box is entered into storage. Racking spend on buildings constructed subsequent to January 1, 2014 is included in Building Development Projects. Recall Costs – Represents operating expenditures associated with the Recall Transaction, including: (i) advisory and professional fees to complete the Recall Transaction; (ii) costs associated with the Divestments required in connection with receipt of regulatory approvals (including transitional services); and (iii) costs to integrate Recall with our existing operations, including moving, severance, facility upgrade, REIT conversion and system upgrade costs, as well as certain costs associated with our shared service center initiative for our finance, human resources and information technology functions ("Recall Costs"). REIT Countries – Countries where we operate that have been converted into a qualified REIT subsidiary and taxable REIT subsidiary structure, the group includes the following: Australia, Canada, Germany, Ireland, Mexico, Netherlands, Poland, Spain, United Kingdom and the United States. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 44 Definitions (continued) Service Profit and Margin – The Gross Profit and Margin attributable to the worldwide service business. Calculated as follows: Services Adj. EBITDA + Allocated Overhead Expenses + Termination and Permanent Withdrawal Fees = Service Profit ($) / Total Service Revenues (including Termination and Permanent Withdrawal Fees) = Service Margin (%) Storage Profit and Margin – The Gross Profit and Margin attributable to the worldwide storage business. Calculated as follows: Storage Net Operating Income + Allocated Overhead Expenses - Storage Rent - Termination and Permanent Withdrawal Fees = Storage Profit ($) / Total Storage Revenues (excluding Termination and Permanent Withdrawal Fees) = Storage Margin (%) Tangible Assets – Includes PP&E, cash and cash equivalents, restricted cash, accounts receivable, deferred income taxes, and prepaid expenses. Tax Rates Effective Tax Rate – GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate – Estimated tax rate for the full fiscal year based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X

www.ironmountain.com Selected metric definitions are available in the Appendix Appendix 45 Definitions (continued) Total Expected Investment – Is defined as follows: Total Expected Investment for Racking Installations – The sum of expected investments for all approved racking projects, reported on a constant dollar basis. Total Expected Investment for Building Development Projects – The sum of expected investments for all approved building projects, including the expected costs of approved racking installations, reported on a constant dollar basis. Transformation Initiative – During the third quarter of 2015, we implemented a plan that calls for certain organizational realignments to reduce our overhead costs, particularly in our developed markets, in order to optimize our selling, general and administrative cost structure and to support investments to advance our growth strategy, which is expected to be completed by the end of 2017. Volume Retention Rate – One minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. S e c t i o n   V I I I S e c t i o n I X S e c t i o n V I I S e c t i o n V I S e c t i o n V S e c t i o n I V S e c t i o n I I I S e c t i o n I I S e c t i o n I S e c t i o n X